UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2006
CANCERVAX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2110 Rutherford Road, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement.
     On January 6, 2005, CancerVax Corporation (“CancerVax”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Micromet AG (“Micromet”), Micromet, Inc. (“Micromet Parent”) and Carlsbad Acquisition Corporation (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, CancerVax has agreed to issue, and Micromet stockholders will receive, shares of CancerVax common stock such that Micromet stockholders will own approximately 67.5% of the combined company, and CancerVax stockholders will own approximately 32.5% of the combined company, in each case on a pro forma basis and based on the exchange ratio set forth in the Merger Agreement.
     The Merger Agreement provides that Merger Sub, which is a wholly-owned subsidiary of CancerVax, will merge with and into Micromet Parent, with Micromet Parent becoming a wholly-owned subsidiary of CancerVax and the surviving corporation of the merger. The Merger Agreement also provides that immediately prior to the merger, the holders of equity interests of Micromet will exchange their interests for shares of common stock of Micromet Parent in a reorganization transaction, which will result in Micromet becoming a wholly-owned subsidiary of Micromet Parent. Accordingly, as a result of the merger, Micromet Parent will survive as a wholly-owned direct subsidiary of CancerVax and, in turn, Micromet will be a wholly-owned indirect subsidiary of CancerVax. Following the merger, CancerVax is expected to change its corporate name to Micromet, Inc. The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended.
     Consummation of the merger is subject to closing conditions, including, among other things, approval by the stockholders of CancerVax and Micromet and continued listing of CancerVax’s common stock on the Nasdaq National Market. Depending on the review process of applicable regulatory agencies, CancerVax’s stockholder vote is expected to occur in the second quarter of 2006. As condition to Micromet entering into the Merger Agreement, certain of CancerVax’s stockholders who in the aggregate own approximately 30% of CancerVax’s common stock have entered into voting agreements whereby they have agreed to vote in favor of the merger subject to the terms of the agreements.
     The Merger Agreement contains certain termination rights for both CancerVax and Micromet, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $2.0 million.
     The Merger Agreement is attached to this report as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the joint press release issued by CancerVax and Micromet announcing the transaction is attached to this report as Exhibit 99.1 and is incorporated by reference herein.
Additional Information about the Merger and Where to Find It
     In connection with the proposed transaction described herein, CancerVax will file a registration statement that contains a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). Investors and security holders of CancerVax and Micromet are urged to read the proxy statement/prospectus (including any amendments or supplements to the proxy statement/prospectus) regarding the proposed transaction when it becomes available because it will contain important information about CancerVax, Micromet and the proposed transaction. CanxerVax’s stockholders will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about CancerVax and Micromet, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to CancerVax Corporation, 2110 Rutherford Road, Carlsbad, CA 92008, Attention: Investor Relations, Telephone: (760) 494-4200.

Participants in the Solicitation
     CancerVax and its directors and executive officers and Micromet and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CancerVax in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of CancerVax is also included in CancerVax’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2005. This document is available free of charge at the SEC’s web site (http://www.sec.gov) and from Investor Relations at CancerVax at the address described above.
Item 7.01. Regulation FD Disclosure.
     CancerVax and Micromet will host a joint conference call on January 9, 2006 at 9:00 a.m. Eastern Standard Time to discuss the planned merger and a business overview. The script for the joint conference call is attached hereto as Exhibit 99.2. A live audio webcast of management's presentation will be available at http://ir.cancervax.com. Alternatively, callers may participate in the conference call by dialing (866) 700-7173 (domestic) or (617) 213-8838 (international). The passcode for the call is 36272047. Following the call, the webcast will be archived on the investor relations section of the CancerVax website.
     The information in this Item 7.01 of this Current Report on Form 8-K, including the script attached hereto as Exhibit 99.2 and incorporated herein by reference, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.
     By filing the information in this Item 7.01 of this Current Report on Form 8-K and furnishing this information, CancerVax makes no admission as to the materiality of any information in this report. The information contained in the script is summary information that is intended to be considered in the context of CancerVax's filings with the SEC and other public announcements that the CancerVax makes, by press release or otherwise, from time to time. CancerVax undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of January 6, 2006, by and among CancerVax Corporation, Carlsbad Acquisition Corporation, Micromet, Inc. and Micromet AG.
99.1	Press release dated January 9, 2006.
99.2	Conference call script for January 9, 2006, at 9:00 a.m. Eastern Standard Time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCERVAX CORPORATION
Date: January 9, 2006	By:	/s/ David F. Hale
		Name:	David F. Hale
		Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of January 6, 2006, by and among CancerVax Corporation, Carlsbad Acquisition Corporation, Micromet, Inc. and Micromet AG.
99.1	Press release dated January 9, 2006.
99.2	Conference call script for January 9, 2006, at 9:00 a.m. Eastern Standard Time.